CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
               PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Nazzareno Paciotti, Chief Executive Officer and Chief Financial Officer of GVI Security Solutions, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C.ss.1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (i) The Company's accompanying Annual Report on Form 10-KSB/A for the year ended December 31, 2003 fully complies with the requirements of
         Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

         (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Nazzareno E Paciotti
------------------------
Nazzareno Paciotti
Chief Executive Officer
Chief Financial Officer

Dated:  April 29, 2004